UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): January 4, 2007 (December 27, 2006)

FEDERATED INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Address of principal executive offices, including zip code)

(412) 288-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 27, 2006, Federated Investors, Inc. (Federated) amended its Purchase and Sale Agreement (the Agreement) dated as of December 21, 2000 among Federated Investors Management Company, Federated Securities Corp., Federated Funding 1997-1, Inc., Federated, Citibank, N.A., and Citicorp North America, Inc. The amendment, which is effective December 29, 2006, extends the Agreement to continue funding the B-share sales commissions through February 28, 2007. Federated expects to complete an agreement to arrange for a new long-term B-share funding program during the first quarter 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC.
(REGISTRANT)

Dated: January 4, 2007	By:	/s/ Denis McAuley III
Denis McAuley III
Vice President and Principal Accounting Officer